SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549



                            FORM 8-K

                         CURRENT REPORT

                Pursuant to Section 13 or 15(d)
             of the Securities Exchange Act of 1934


Date of Report (date of earliest event reported): 9/15/98


                   USAA FEDERAL SAVINGS BANK
          (Originator of the Trust referred to herein)
     (Exact name of registrant as specified in its charter)


              USAA AUTO LOAN GRANTOR TRUST 1998-1
             (Issuer with respect to Certificates)


United States            333-59047             74-2291652
(State or other          (Commission           (IRS employee
jurisdiction of          file number)          identification
incorporation)				       no.)


10750 McDermott Freeway, San Antonio, Texas              78288
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number,
including area code                             (210) 498-2265

                   Exhibit Index is on Page 4

            Page 1 of 6 sequentially numbered pages
Doc #40578

Item 5.   Other Events

          On September 15, 1998, the USAA Auto Loan Grantor Trust 1998-1 made the distribution to Certificateholders contemplated by the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of July 1, 1998, between USAA Federal Savings Bank, as Seller and Servicer (the "Bank"), and The Chase Manhattan Bank, as Trustee.

          A copy of the Certificateholder Report for such Distribution Date delivered pursuant to Section 14.7 of the Pooling and Servicing Agreement is being filed as an Exhibit to this Current Report on Form 8-K.

Item 7(c).     Exhibits

	       Exhibit

		   28.1 Certificateholder Report,
                   dated September 15, 1998, delivered pursuant to
                   Section 14.8 of the Pooling and Servicing
                   Agreement, dated as of July 1, 1998,
                   between USAA Federal Savings Bank, as Seller and Servicer, and The Chase Manhattan Bank, as Trustee.

                           SIGNATURES


          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Bank has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              USAA FEDERAL SAVINGS BANK


                              /s/ MICHAEL J. BROKER
                              -----------------------------
                              By:  MICHAEL J. BROKER
                              Title: VICE PRESIDENT -
                                     BANKING COUNSEL


Date:  September 15, 1998

                       INDEX TO EXHIBITS

                                             Sequentially
Exhibit             Description              Numbered Page
-------             -----------              ------------------
 28.1               Certificateholder               6
                    Report, dated
                    September 15, 1998
                    delivered pursuant to
                    Section 14.8 of the
                    Pooling and Servicing
                    Agreement, dated as of
                    July 1, 1998, between
                    USAA Federal Savings
                    Bank, as Seller and
                    Servicer, and The Chase
                    Manhattan Bank, as Trustee

                          EXHIBIT 28.1

Page 1	            USAA Auto Loan Grantor Trust 1998-1
     $673,320,000 5.80%  Automobile Loan Pass-Through Certificates, Class A
      $26,234,444 6.15%  Automobile Loan Pass-Through Certificates, Class B
                    MONTHLY SERVICER CERTIFICATE REPORT

Collection Period # Beginning Date                                  08/01/98
Collection Period # End Date                                        08/31/98
Distribution Date                                                   09/15/98

I.  Available Amount in the Certificate Account
A.  Credits
	1.  Payments from Obligors Applied to Collection Period
		a.  Principal Payments		              $24,636,491.01
		b.  Interest Payments		               $4,892,695.60
		c.  Total (a+b)			              $29,529,186.61
	2.  Repurchase Amount From Repurchased Receivable
		a.  Principal Payments			               $0.00
		b.  Interest Payments			               $0.00
		c.  Total (a+b)				               $0.00
	3.  Recovery of Defaulted Receivable
		a. Principal Recovery Amount		               $0.00
		b. Principal Balance of Defaulted Receivable      $89,690.81
		c. Net Principal loss                             $89,690.81
	4.  Advance by Servicer				          $86,699.07
	5.  Investment Earnings on Certificate Account
	    (as of month end)                                     $81,536.08
	6.  Overpayment from Obligors		                       $0.00
	7.  Net Adjustments
		a. to Interest Collections		               $0.00
		b. to Principal Collections		               $0.00
	8.  Total Credits (sum 1 through 7)		      $29,697,421.76
B.  Debits
	1.  Overpayment from Obligors			               $0.00
	2.  Total Debits				               $0.00
C.  Total Collections (A-B)				      $29,697,421.76
	1. Available Interest Collections		       $5,060,930.75
	2. Available Principal Collections		      $24,636,491.01

II. Receivable Pool Balance
A. Original Principal Pool Balance			     $699,554,444.69
B. Principal Pool Balance as of the Beginning of the
   Collection Period	                                     $676,068,604.09
C. Principal Pool Balance as of the End of the
   Collection Period                                         $651,342,422.27

III. Certificate Principal Balances For the Collection Period
A.  Class A Certificates
	1.  Beginning Class A Balance			     $650,714,917.13
	2.  Ending Class A Balance			     $626,916,007.88
B .  Class B Certificates
	1.  Beginning Class B Balance	                      $25,353,686.27
	2.  Ending Class B Balance	                      $24,426,413.70
IV. Reserve Account Balance For the Collection Period
A. Initial Reserve Account Deposit		               $5,246,658.00
B. Beginning Reserve Account Balance			       $6,204,028.24
C. Ending Reserve Account Balance			       $7,255,745.23
V. Summary of Cash Disbursement
A. Available Collections			              $29,697,421.76
B. Withdrawals from Reserve Account			               $0.00
C. Total Available Collections				      $29,697,421.76
D. Reimbursement of Advance				          $81,072.71
E. Payment of Servicing Fee				         $563,390.50
F. Interest paid to Class A Certificates		       $3,145,122.10
G. Interest paid to Class B Certificates		         $129,937.64
H. Principal paid to Class A Certificates		      $23,798,909.25
I. Principal paid to Class B Certificates		         $927,272.57
J. Remaining Available Collections			       $1,051,716.99
K. Deposit from Remaining Available Collections to fund
   Reserve Account					       $1,051,716.99
L. Remaining Available Collections Released to Seller	               $0.00

Page 2	            USAA Auto Loan Grantor Trust 1998-1
     $673,320,000 5.80%  Automobile Loan Pass-Through Certificates, Class A
      $26,234,444 6.15%  Automobile Loan Pass-Through Certificates, Class B
                    MONTHLY SERVICER CERTIFICATE REPORT

VI.  Scheduled Monthly Interest Distribution
A. Available Interest Collections			       $5,060,930.75

B.  Reimbursement of Advance
	1. Prior Advance Outstanding		                  $81,072.71
	2. Reimbursement of Prior Advance Outstanding
	   from Interest Collections	                          $81,072.71
	3. Remaining Prior Advance Outstanding 			       $0.00
	4. Reimbursement of Prior Advance Outstanding
           from Spread Account                                         $0.00
	5. Remaining Prior Advance Outstanding 		       	       $0.00
	6. Current Advance				          $86,699.07
	7. Total Advance Outstanding for the Period	          $86,699.07

C. Total Reimbursement of Advance paid			       	  $81,072.71

D . Remaining Available Interest Collections		       $4,979,858.04

E. Servicing Fee
	1. Current Servicing Fee Accrued	                 $563,390.50
	2. Unpaid Servicing Fees From Prior Collection Periods	       $0.00
	3. Total Servicing Fee Due		                 $563,390.50
	4. Payment of Servicing Fee from Interest Collections  	 $563,390.50
	5. Payment of Servicing Fee from Reserve Account               $0.00
	6. This period unpaid Servicing Fee		               $0.00

F. Total Servicing Fee paid				         $563,390.50

G . Remaining Available Interest Collections		       $4,416,467.54

H. Class A Interest Distribution Amount
	1. Class A Coupon Rate				               5.80%
	2.  Class A Monthly Interest			       $3,145,122.10
	3.  Class A Interest Carryover Shortfall	               $0.00
	4. Class A Interest on Interest Carryover Shortfall	       $0.00
	5. Class A Interest Distributable Amount	       $3,145,122.10
	6. Payment of Class A Interest Distributable
           Amount from Interest Collections                    $3,145,122.10
	7. Payment of Class A Interest Distributable
           Amount from Spread Account	                               $0.00
	8. Payment of Class A Interest Distributable
	   Amount from Class B Percentage of Available Principal     ($0.00)
	9. This period Class A Interest Carryover Shortfall	       $0.00

I. Total Interest paid to Class A Certificates		       $3,145,122.10

J. Remaining Available Interest Collections		       $1,271,345.44

K. Class B Interest Distribution Amount
	1. Class B Coupon Rate				               6.15%
	2.  Class B Monthly Interest			         $129,937.64
	3.  Class B Interest Carryover Shortfall	               $0.00
	4. Class B Interest on Interest Carryover Shortfall            $0.00
	5. Class B Interest Distributable Amount	         $129,937.64
	6. Payment of Class B Interest Distributable
           Amount from Interest Collections		         $129,937.64
	7. Payment of Class B Interest Distributable
           Amount from Spread Account	                               $0.00
	8. This period Class B Interest Carryover Shortfall	       $0.00

L. Total Interest paid to Class B Certificates			 $129,937.64

M. Remaining Available Interest Collections                    $1,141,407.80

Page 3	            USAA Auto Loan Grantor Trust 1998-1
     $673,320,000 5.80%  Automobile Loan Pass-Through Certificates, Class A
      $26,234,444 6.15%  Automobile Loan Pass-Through Certificates, Class B
                    MONTHLY SERVICER CERTIFICATE REPORT

VII.  Scheduled Monthly Principal Distributions
A. Principal Distribution Amount
	1. Available Principal Collections		      $24,636,491.01
	2. Net Principal Losses					  $89,690.81
	3. Total (1 + 2)				      $24,726,181.82

B. Total Available Collections
	1. Remaining Available Principal Collections	      $24,636,491.01
	2. Remaining Available Interest Collections	       $1,141,407.80
	3. Total (1 + 2)				      $25,777,898.81

C. Class A Percentage of Principal Distribution Amount	            96.2498%

D. Class A Principal Distribution Amount
	1. Beginning Class A Principal Balance		     $650,714,917.13
	2. Class A Monthly Principal 			      $23,798,909.25
	3. Class A Principal Carryover Shortfall	               $0.00
	4. Total Class A Principal Distribution Amount	      $23,798,909.25
	5. Payment of Class A Principal Distribution
           Amount from Available Collections	              $23,798,909.25
	6. Payment of Class A Principal Distribution
           Amount from Spread Account	                               $0.00
	7.  Class A Principal Carryover Shortfall for the Period       $0.00
	8. Ending Class A Principal Balance		     $626,916,007.88

E. Total Principal paid to Class A Certificates       	      $23,798,909.25

F. Remaining Available Collections			       $1,978,989.56

G. Class B Percentage of Principal Distribution Amount	             3.7502%

H. Class B Principal Distribution Amount
	1. Beginning Class B Principal Balance		      $25,353,686.27
	2. Class B Monthly Principal 			         $927,272.57
	3. Class B Percentage of Available Principal
           used to pay Class A Interest                              ($0.00)
	3. Class B Principal Carryover Shortfall	               $0.00
	4. Total Class B Principal Distribution Amount	         $927,272.57
	5. Payment of Class B Principal Distribution
           Amount from Available Collections	                 $927,272.57
	6. Payment of Class B Principal Distribution
           Amount from Spread Account	                               $0.00
	7.  Class B Principal Carryover Shortfall for the Period       $0.00
	8. Ending Class B Principal Balance		      $24,426.413.70

I. Total Principal paid to Class B Certificates		         $927,272.57

J. Remaining Available Collections			       $1,051,716.99

Page 4	            USAA Auto Loan Grantor Trust 1998-1
     $673,320,000 5.80%  Automobile Loan Pass-Through Certificates, Class A
      $26,234,444 6.15%  Automobile Loan Pass-Through Certificates, Class B
                    MONTHLY SERVICER CERTIFICATE REPORT

VIII.  Required Reserve Account Amount for Next Distribution Date
A.  Reserve Account Required Amount.
	1.  Floor Amount = min(0.50% of Initial Pool
            Balance, Ending Pool Balance)                      $3,497,772.22
	2.  Maximum Amount = 1.25% of Ending Pool Balance      $8,141,780.28
	3.  Reserve Account Amount (Max: 1.or 2.)	       $8,141,780.28

B. Reserve Account Triggers
	1.  Average Three Period Delinquency Percentage	                 N/A
	2.  Delinquency Percentage Trigger		               0.85%
	3.  Average Three Period Charge Off Rate	                 N/A
	4.  Charge Off Rate Trigger			               0.85%
	5.  Required Reserve Account Percentage Specified              2.50%
	6.  Has trigger #1 or #3 been hit this
            collection period (Y=0, N=1)                                   1
	7.  Reserve Account Trigger Amount (if 1. > 2. or
            3. > 4. then 2.50% of Ending Pool Balance until            $0.00
	    1. < 2 and 3. < 4. for six consecutive collection periods else 0)

C.  Required Reserve Account Amount for Next Period
    (Max: A or B)                                              $8,141,780.28

D. Remaining Available Collections			       $1,051,716.99

E. Reserve Account Activity
	1. Beginning Reserve Account Balance		       $6,204,028.24
	2. Withdrawal from Reserve Account to pay
           Servicer Advance                                            $0.00
	3. Withdrawal from Reserve Account to pay Servicing Fee        $0.00
	4. Withdrawal from Reserve Account to pay Class A Interest     $0.00
	5. Withdrawal from Reserve Account to pay Class B Interest     $0.00
	6. Withdrawal from Reserve Account to pay Class A Principal    $0.00
	7. Withdrawal from Reserve Account to pay Class B Principal    $0.00
	8. Deposit from Remaining Available Collections to
           fund Reserve Account	                               $1,051,716.99
	9. Withdrawal of funds in Reserve Account in Excess
           of Required Reserve Account Balance	                       $0.00
	10. Ending Reserve Account Balance		       $7,255,745.23

Page 5	            USAA Auto Loan Grantor Trust 1998-1
     $673,320,000 5.80%  Automobile Loan Pass-Through Certificates, Class A
      $26,234,444 6.15%  Automobile Loan Pass-Through Certificates, Class B
                    MONTHLY SERVICER CERTIFICATE REPORT

IX. Delinquency and Default Information
A.  Automobiles Delinquency Information
	Delinquency						   Principal
	31-60 days					       $1,499,806.52
	61-90 days					         $280,870.04
	91-120 days					  	   $2,876.32
	Total						       $1,783,552.88

	Delinquency						       Units
	31-60 days						         131
	61-90 days						          19
	91-120 days 				                           1
	Total							         151

B.  Delinquency Percentage
	1.  Outstanding Principal Balance for
            Delinquency >=60 days                                $283,746.36
	2.  Portfolio Principal Ending Balance for
            Collection Period                                $651,342,422.27
	3.  Delinquency Percentage (1/2)                               0.04%
	4.  Outstanding Principal Balance for
            Delinquency >=90 days                                  $2,876.32
	5.  Portfolio Principal Ending Balance for
            Collection Period                                $651,342,422.27
	6.  Delinquency Percentage (4/5)	       		       0.00%

X.  Portfolio Average Delinquency Ratio
A.  Delinquency Ratio for 2 Collection Periods Prior                	 N/A
B.  Delinquency Ratio for Prior Collection Period                      0.01%
C.  Delinquency Ratio for Current Collection Period	               0.04%
D.  Average Delinquency Ratio ((sum A through C)/3)	               0.02%

XI.  Portfolio Average Net Loss Ratio
	1.  Principal Recoveries of Defaulted Receivable	       $0.00
	2.  Principal Balance of Defaulted Receivable		  $89,690.81
	3.  Average Pool Balance for Collection Period	     $663,705,513.18
	4.  Net Loss Ratio ((2- 1)/3)			               0.16%

A.  Net Loss Ratio for 2 Collection Periods Prior	                 N/A
B.  Net Loss Ratio for Prior Collection Period		               0.00%
C.  Net Loss Ratio for Current Collection Period	               0.16%
D.  Average Net Loss Ratio ((sum A through C)/3)	               0.05%

Weighted Average Coupon						       8.39%
Weighted Average Maturity					       45.47

Page 5	            USAA Auto Loan Grantor Trust 1998-1
     $673,320,000 5.80%  Automobile Loan Pass-Through Certificates, Class A
      $26,234,444 6.15%  Automobile Loan Pass-Through Certificates, Class B
                    MONTHLY SERVICER CERTIFICATE REPORT

On September 15, 1998, interest earned and principal paid of the underlying assets for the month of August 1998 were paid to you by the paying agent on behalf of Chase Manhattan Bank, in its capacity as Trustee for the above referenced issue. The following information is being provided pursuant to Section 14.8 of the Pooling and Servicing Agreement, dated as of July 1, 1998. This payment per $1,000 of original issuance of your holdings is allocated as follows:

1)  Class A Principal					      $23,798,909.25
      Principal Factor					           0.0365735

2)  Class A Interest					       $3,145,122.10
      Interest Factor					           0.0048333
	Total per each individual Class A Certificate	          $26,944.03

3)  Class B Principal					         $927,272.57
      Principal Factor					           0.0365735

4)  Class B Interest					         $129,937.64
      Interest Factor					           0.0051250
	Total per each individual Class B Certificate	           $1,057.21

5) Fees and Compensation paid to Servicer
	(a)  Total					         $563,390.50
	(b)  Per individual Class A and Class B Certificate	     $563.39

6)  The amount deposited into the Reserve Account              $1,051,716.99

7) Aggregate Unreimbursed Advances
	This Month				                  $86,699.07
	Previous Month				                       $0.00
	Change From Previous Month		                  $86,699.07

8)  (a)  Pool Balance after this payment	             $651,342,422.27
     (b)  Pool Factor after this payment	                   0.8961647

9)  (a) Available Reserve Account Amount	               $6,204,028.24
     (b) Percent of Pool Balance		                       0.92%

10)  Required Reserve Account Amount		       	       $8,141,780.28